EXHIBIT 99.2

Program: Washington Mutual Mortgage Securities Corp., aggregator of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards)

Selected Summary Aggregate Cut-Off Date Information by Vintage Year

Series Designation for Prior Securitized Pool:	2006		2005		2004		2003		2002
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):

Number of Mortgage Loans	79,687		47,676		21,309		15,870		13,215
Aggregate Principal Balance	$23,238,362,814.74		$10,800,379,893.51		$4,683,672,539.14		$4,444,809,569.62		$2,876,598,305.59
Approximate Weighted Average Mortgage Interest Rate	6.54%		6.20%		6.02%		5.79%		7.12%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	5,094	9.88%	307	1.41%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	568	0.80%	17	0.11%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	248	0.29%	2	0.00%	82	0.47%	25	0.17%	0	0.00%
4.001 - 5.000%	49	0.06%	144	0.32%	2,562	19.94%	1,577	12.17%	28	0.34%
5.001 - 6.000%	2,680	3.01%	18,430	41.69%	6,177	33.57%	8,417	60.90%	886	10.52%
6.001 - 7.000%	35,981	41.44%	22,272	48.76%	8,479	33.95%	3,990	21.68%	4,063	36.69%
7.001 - 8.000%	27,501	33.60%	4,267	5.63%	2,436	7.79%	1,046	3.20%	6,256	40.53%
8.001 - 9.000%	6,774	9.61%	1,931	1.81%	1,186	3.40%	788	1.81%	1,814	10.50%
9.001% or Greater	792	1.32%	306	0.26%	387	0.87%	27	0.07%	168	1.42%

Approximate Weighted Average Original Term (in months)	362.63		348.88		344.95		349.91		339.59
Approximate Weighted Average Remaining Term (in months)	361.16		344.79		335.32		346.3		337.86
Approximate Weighted Average Loan-To-Value Ratio	73.32%		71.33%		71.19%		73.55%		72.33%
Approximate Weighted Average Credit Score (2)	711.41		719.53		716.28		712.34		717.47
Minimum Credit Score (2)	515		407		404		443		558
Maximum Credit Score (2)	840		890		823		819		830

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Residence	51,205	64.58%	31,775	65.97%	14,490	68.78%	10,565	67.17%	8,644	67.15%
Duplex	4,084	5.06%	2,785	5.76%	1,052	4.72%	528	2.75%	605	3.93%
Triplex	1,091	1.59%	661	1.60%	298	1.41%	194	0.97%	454	2.92%
Fourplex	1,069	1.56%	686	1.55%	382	1.75%	202	0.96%	541	3.42%
Townhouse	384	0.44%	237	0.39%	243	0.74%	22	0.10%	12	0.09%
Low Rise Condominium - 1-3 Stories	7,321	7.55%	3,730	6.62%	1,463	6.04%	1,349	6.98%	824	4.79%
Planned Unit Development	13,753	18.18%	7,129	16.84%	3,204	15.89%	2,842	20.33%	1,973	16.85%
Housing Cooperative	127	0.11%	234	0.32%	113	0.39%	91	0.26%	118	0.59%
Other	653	0.93%	439	0.95%	64	0.28%	77	0.48%	44	0.28%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase/Construction To Perm	32,692	37.40%	21,773	43.32%	9,683	43.37%	6,444	41.41%	5,918	40.92%
Rate/Term Refinance	13,113	17.80%	7,411	14.86%	4,642	23.17%	4,478	28.47%	3,649	30.74%
Cash Out Refinance	33,882	44.80%	18,487	41.81%	6,970	33.45%	4,948	30.12%	3,648	28.34%
Other	0	0.00%	5	0.02%	14	0.02%	0	0.00%	0	0.00%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Geographic Concentration (3)	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	305	0.21%	190	0.23%	136	0.37%	36	0.11%	41	0.26%
Alaska	42	0.04%	27	0.05%	7	0.03%	6	0.02%	1	0.01%
Arizona	4,553	4.85%	2,826	5.20%	1,162	4.48%	605	3.00%	269	1.81%
Arkansas	256	0.15%	303	0.34%	29	0.07%	10	0.06%	39	0.15%
California	25,195	44.50%	11,109	34.39%	5,097	35.10%	7,056	55.88%	3,637	37.48%
Colorado	2,018	2.06%	1,694	3.26%	855	4.10%	677	3.70%	401	3.16%
Connecticut	753	0.85%	475	1.00%	214	1.30%	127	0.96%	174	1.40%
Delaware	145	0.14%	94	0.16%	24	0.09%	9	0.04%	10	0.06%
District Of Columbia	136	0.21%	82	0.19%	37	0.24%	38	0.28%	31	0.29%
Florida	8,525	8.96%	3,795	6.79%	1,556	5.66%	814	3.61%	853	4.71%
Georgia	1,609	1.36%	993	1.53%	663	2.15%	399	2.16%	400	2.45%
Hawaii	590	1.13%	320	1.05%	96	0.58%	25	0.13%	88	0.74%
Idaho	465	0.40%	286	0.41%	146	0.35%	102	0.35%	78	0.38%
Illinois	3,115	3.17%	1,940	3.61%	638	2.99%	303	1.64%	292	2.36%
Indiana	446	0.23%	435	0.46%	114	0.33%	39	0.13%	89	0.50%
Iowa	169	0.09%	164	0.17%	35	0.11%	10	0.03%	23	0.08%
Kansas	322	0.20%	447	0.57%	72	0.25%	27	0.09%	113	0.45%
Kentucky	231	0.13%	242	0.28%	67	0.17%	15	0.05%	55	0.25%
Louisiana	253	0.15%	203	0.27%	87	0.28%	28	0.10%	157	0.74%
Maine	210	0.17%	117	0.18%	55	0.19%	23	0.10%	62	0.36%
Maryland	1,850	2.35%	927	2.09%	358	1.69%	285	1.59%	263	2.21%
Massachusetts	1,460	1.86%	869	2.12%	542	3.31%	235	1.47%	461	4.10%
Michigan	1,717	1.24%	1,175	1.67%	220	0.82%	220	0.85%	322	1.72%
Minnesota	978	0.90%	708	1.27%	364	1.54%	80	0.41%	194	1.30%
Mississippi	88	0.05%	10	0.01%	4	0.01%	6	0.02%	38	0.18%
Missouri	1,106	0.70%	1,177	1.46%	226	0.67%	55	0.17%	118	0.58%
Montana	143	0.14%	232	0.44%	56	0.16%	43	0.13%	45	0.26%
Nebraska	135	0.07%	192	0.22%	26	0.07%	10	0.04%	11	0.05%
Nevada	1,949	2.36%	831	1.84%	1,108	4.93%	211	0.99%	288	1.72%
New Hampshire	371	0.37%	313	0.62%	135	0.56%	41	0.22%	104	0.63%
New Jersey	2,264	2.94%	1,256	2.98%	472	2.52%	318	2.03%	374	2.98%
New Mexico	478	0.38%	431	0.64%	195	0.65%	58	0.24%	99	0.55%
New York	2,891	4.36%	2,461	6.74%	822	5.56%	776	4.70%	687	6.31%
North Carolina	1,152	0.88%	783	1.10%	354	1.31%	334	1.58%	202	1.33%
North Dakota	31	0.02%	46	0.04%	8	0.02%	1	0.00%	6	0.02%
Ohio	1,047	0.60%	977	1.19%	263	0.73%	127	0.40%	381	1.56%
Oklahoma	256	0.14%	213	0.21%	101	0.27%	37	0.11%	48	0.21%
Oregon	1,492	1.49%	1,195	2.10%	801	2.62%	512	2.09%	255	1.72%
Pennsylvania	984	0.73%	892	1.21%	301	1.06%	195	0.80%	482	2.28%
Rhode Island	325	0.34%	175	0.32%	66	0.30%	27	0.14%	133	0.71%
South Carolina	513	0.40%	288	0.46%	182	0.74%	105	0.55%	84	0.57%
South Dakota	99	0.06%	209	0.24%	5	0.01%	5	0.01%	10	0.04%
Tennessee	533	0.37%	461	0.54%	128	0.38%	101	0.38%	155	0.74%
Texas	2,989	1.97%	2,447	3.11%	1,370	3.54%	394	1.62%	623	3.28%
Utah	774	0.72%	530	0.81%	273	0.92%	213	0.99%	172	0.99%
Virginia	1,759	2.44%	877	2.27%	346	1.83%	255	1.62%	310	2.63%
Vermont	82	0.07%	63	0.11%	54	0.20%	5	0.01%	15	0.08%
Washington	2,316	2.63%	1,670	3.29%	1,271	4.24%	800	4.17%	430	3.18%
Wisconsin	436	0.31%	423	0.61%	148	0.45%	57	0.19%	59	0.30%
West Virginia	76	0.06%	46	0.07%	13	0.03%	8	0.01%	20	0.06%
Wyoming	55	0.04%	57	0.08%	7	0.03%	7	0.02%	12	0.06%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.01%

Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.